UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2015

MFS® BLENDED RESEARCH® CORE EQUITY FUND

UNE-ANN

MFS® BLENDED RESEARCH® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite weak global growth, the U.S. economy continues to expand modestly, buoyed by firming labor and housing markets and resilient consumer spending. However, the

U.S. Federal Reserve continues to take a cautious approach to raising interest rates.

In Asia, China’s slowing economic growth has raised concerns and fed global market volatility. Commodity exporters have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, further depressing crude oil and gasoline prices. Japan continues to struggle in its attempt to stimulate its economy through monetary and fiscal policy initiatives.

While the eurozone economy is expanding, growth has been mild and inconsistent, while deflation remains a risk. Hopes for a more robust recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.9%
JPMorgan Chase & Co.	2.8%
Google, Inc., “A”	2.3%
Cisco Systems, Inc.	2.1%
CVS Health Corp.	2.0%
Merck & Co., Inc.	2.0%
Wells Fargo & Co.	1.9%
AutoZone, Inc.	1.9%
Bristol-Myers Squibb Co.	1.8%
Gilead Sciences, Inc.	1.8%

Equity sectors
Financial Services	16.1%
Technology	15.5%
Health Care	15.0%
Retailing	9.8%
Consumer Staples	7.7%
Leisure	7.3%
Energy	6.5%
Industrial Goods & Services	5.4%
Utilities & Communications	5.3%
Autos & Housing	3.3%
Special Products & Services	3.1%
Basic Materials	2.2%
Transportation	2.2%

Cash & Cash Equivalents can include cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 9/30/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2015, Class A shares of the MFS Blended Research Core Equity Fund (“fund”) provided a total return of –1.28%, at net asset value. This compares with a return of –0.61% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

During the first half of the period, despite declines in foreign exchange, credit and commodity markets, central banks kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Detractors from Performance

Stock selection in the health care sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, the fund’s ownership of general hospital healthcare services provider Community Health Systems (b) hindered relative returns.

Stock selection in both the financial services and industrial goods & services sectors also detracted from relative results. Within the financial services sector, an overweight position in financial services company Discovery Financial Services (h) hampered relative

3

Management Review – continued

performance. Within the industrial goods & services sector, mining equipment manufacturer Joy Global held back relative performance. Shares of Joy Global traded lower, driven by an increasingly weakened commodity market which caused a significant decline in new bookings following customers pulling back on spending.

Stocks in other sectors that detracted from relative returns included the fund’s overweight positions in oil service provider Ensco (h), oil & gas company EOG Resources, diversified power generation and utility company AES Corporation, chemicals and plastics manufacturer LyondellBasell Industries and discount department store Kohl’s (h) held back relative performance. Additionally, the fund’s ownership in integrated steel products manufacturer US Steel (b)(h) and internet-based professional network site LinkedIn (b) also dampened relative returns. Shares of Ensco and EOG Resources traded lower during the period on the back of a significant decrease in crude oil prices.

Contributors to Performance

Stock selection in the technology sector was a primary factor that benefited the fund’s relative performance. Within this sector, overweight allocations to analog semiconductor manufacturer Avago Technologies, semiconductor company Broadcom and internet search giant Google aided relative results as all three stocks outperformed the benchmark during the period. Shares of Avago Technologies and Broadcom appreciated over the reporting period, following semiconductor company Broadcom’s agreement to be acquired by Avago Technologies. The takeover deal represented a premium to Broadcom’s closing share price prior to the announcement, sending its share price soaring.

Security selection in the leisure sector was another factor that supported relative performance. Here, an overweight position in strong-performing digital gaming firm Electronic Arts, and the timing of ownership in cruise line operator Royal Caribbean Cruises, boosted relative returns. Shares of Electronic Arts traded higher throughout the period as the company reported strong earnings results that were ahead of market consensus, driven by an increasing share of digital revenue and better-than-expected packaged good sales.

Within the energy sector, stock selection contributed to relative performance. However, there were no individual securities within this sector that were among the fund’s top relative contributors.

Elsewhere, overweight positions in automotive parts manufacturer AutoZone, drugstore retailer CVS Health, supermarket operator Kroger (h), technology outsourcing firm Cognizant Technology Solutions and managed care services provider Anthem supported relative results.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.

Note to Shareholders: Effective September 15, 2015, James Fallon and John Stocks are also Portfolio Managers of the Fund.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	(1.28)%	13.28%	7.49%	N/A
B	8/11/97	(2.04)%	12.44%	6.70%	N/A
C	8/11/97	(2.05)%	12.44%	6.70%	N/A
I	1/14/94	(1.06)%	13.57%	7.76%	N/A
R1	9/02/08	(2.02)%	12.45%	N/A	7.31%
R2	9/02/08	(1.53)%	13.02%	N/A	7.85%
R3	9/02/08	(1.33)%	13.29%	N/A	8.11%
R4	9/02/08	(1.03)%	13.57%	N/A	8.39%
R5	6/01/12	(0.93)%	N/A	N/A	15.05%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		(0.61)%	13.34%	6.80%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(6.96)%	11.95%	6.85%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.81)%	12.19%	6.70%	N/A
C With CDSC (1% for 12 months) (v)		(3.00)%	12.44%	6.70%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2015 through September 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2015 through September 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Expenses Paid During Period (p) 4/01/15-9/30/15
A	Actual	0.74%	$1,000.00	$931.53	$3.58
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.49%	$1,000.00	$927.84	$7.20
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.49%	$1,000.00	$927.79	$7.20
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
I	Actual	0.49%	$1,000.00	$932.27	$2.37
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R1	Actual	1.49%	$1,000.00	$927.99	$7.20
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	0.99%	$1,000.00	$930.54	$4.79
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R3	Actual	0.74%	$1,000.00	$931.26	$3.58
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.49%	$1,000.00	$932.55	$2.37
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R5	Actual	0.35%	$1,000.00	$933.16	$1.70
	Hypothetical (h)	0.35%	$1,000.00	$1,023.31	$1.78

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.4%
Issuer	Shares/Par	Value ($)
Aerospace - 3.7%
Northrop Grumman Corp.	54,125	$8,982,047
Textron, Inc.	204,491	7,697,041
United Technologies Corp.	122,493	10,900,652

		$27,579,740
Airlines - 0.8%
United Continental Holdings, Inc. (a)	115,942	$6,150,723

Apparel Manufacturers - 0.3%
NIKE, Inc., “B”	18,627	$2,290,562

Automotive - 2.4%
Goodyear Tire & Rubber Co.	281,199	$8,247,567
Johnson Controls, Inc.	232,234	9,605,198

		$17,852,765
Biotechnology - 3.2%
Celgene Corp. (a)	95,573	$10,338,131
Gilead Sciences, Inc.	135,953	13,349,225

		$23,687,356
Broadcasting - 0.6%
Time Warner, Inc.	69,688	$4,791,050

Business Services - 3.1%
Accenture PLC, “A”	48,898	$4,804,717
Cognizant Technology Solutions Corp., “A” (a)	137,886	8,633,042
FleetCor Technologies, Inc. (a)	69,838	9,611,106

		$23,048,865
Cable TV - 2.4%
Charter Communications, Inc., “A” (a)	39,457	$6,938,513
Comcast Corp., “A”	190,010	10,807,769

		$17,746,282
Chemicals - 2.2%
LyondellBasell Industries N.V., “A”	130,265	$10,858,890
Monsanto Co.	67,404	5,752,257

		$16,611,147

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 2.4%
Intuit, Inc.	110,006	$9,763,033
Microsoft Corp.	175,886	7,784,714

		$17,547,747
Computer Software - Systems - 4.5%
Apple, Inc.	193,264	$21,317,019
EMC Corp.	323,673	7,819,940
EPAM Systems, Inc. (a)	62,745	4,675,757

		$33,812,716
Construction - 0.9%
Sherwin-Williams Co.	28,444	$6,336,754

Consumer Products - 1.2%
Procter & Gamble Co.	126,973	$9,134,438

Electrical Equipment - 0.7%
General Electric Co.	210,352	$5,305,077

Electronics - 1.9%
Avago Technologies Ltd.	32,527	$4,066,200
Broadcom Corp., “A”	191,111	9,828,839

		$13,895,039
Energy - Independent - 3.2%
EOG Resources, Inc.	125,816	$9,159,405
Marathon Petroleum Corp.	265,508	12,300,986
Valero Energy Corp.	40,767	2,450,097

		$23,910,488
Energy - Integrated - 2.5%
Chevron Corp.	71,995	$5,678,966
Exxon Mobil Corp.	176,284	13,106,715

		$18,785,681
Food & Beverages - 4.7%
Archer Daniels Midland Co.	161,538	$6,695,750
Coca-Cola Co.	170,019	6,821,162
General Mills, Inc.	150,445	8,444,478
Mondelez International, Inc.	195,693	8,193,666
Tyson Foods, Inc., “A”	118,297	5,098,601

		$35,253,657

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 2.0%
CVS Health Corp.	155,925	$15,043,644

Gaming & Lodging - 1.3%
Royal Caribbean Cruises Ltd.	109,870	$9,788,318

General Merchandise - 1.6%
Kohl’s Corp.	167,731	$7,767,623
Target Corp.	53,461	4,205,242

		$11,972,865
Health Maintenance Organizations - 1.0%
Anthem, Inc.	22,568	$3,159,520
Centene Corp. (a)	46,128	2,501,521
Health Net, Inc. (a)	34,698	2,089,514

		$7,750,555
Insurance - 4.7%
Berkshire Hathaway, Inc., “B” (a)	18,275	$2,383,060
Everest Re Group Ltd.	13,078	2,266,941
MetLife, Inc.	247,415	11,665,617
Prudential Financial, Inc.	140,988	10,744,695
Validus Holdings Ltd.	171,037	7,708,638

		$34,768,951
Internet - 4.7%
Facebook, Inc., “A” (a)	68,751	$6,180,715
Google, Inc., “A” (a)	26,863	17,148,533
Google, Inc., “C” (a)	9,003	5,477,605
LinkedIn Corp., “A” (a)	30,853	5,866,081

		$34,672,934
Leisure & Toys - 1.6%
Electronic Arts, Inc. (a)	176,443	$11,954,013

Machinery & Tools - 1.0%
Illinois Tool Works, Inc.	44,834	$3,690,287
Joy Global, Inc.	50,928	760,355
Roper Technologies, Inc.	19,451	3,047,972

		$7,498,614
Major Banks - 6.2%
Goldman Sachs Group, Inc.	65,875	$11,446,440
JPMorgan Chase & Co.	336,808	20,535,184

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
Wells Fargo & Co.	280,444	$14,400,799

		$46,382,423
Medical & Health Technology & Services - 1.0%
Community Health Systems, Inc. (a)	177,444	$7,589,280

Medical Equipment - 2.8%
Abbott Laboratories	188,150	$7,567,393
Medtronic PLC	195,250	13,070,035

		$20,637,428
Network & Telecom - 2.1%
Cisco Systems, Inc.	596,583	$15,660,304

Oil Services - 0.8%
Schlumberger Ltd.	86,922	$5,995,010

Other Banks & Diversified Financials - 3.8%
American Express Co.	79,355	$5,882,586
Citigroup, Inc.	259,125	12,855,191
Discover Financial Services	187,660	9,756,443

		$28,494,220
Pharmaceuticals - 7.0%
Bristol-Myers Squibb Co.	227,231	$13,452,075
Johnson & Johnson	122,057	11,394,021
Merck & Co., Inc.	299,690	14,801,689
Pfizer, Inc.	402,298	12,636,180

		$52,283,965
Railroad & Shipping - 1.4%
Union Pacific Corp.	114,148	$10,091,825

Real Estate - 1.4%
AvalonBay Communities, Inc., REIT	18,522	$3,238,016
Public Storage, Inc., REIT	32,627	6,904,852

		$10,142,868
Restaurants - 1.3%
Brinker International, Inc.	86,003	$4,529,778
YUM! Brands, Inc.	66,666	5,329,947

		$9,859,725

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 5.9%
Amazon.com, Inc. (a)	25,725	$13,168,370
American Eagle Outfitters, Inc.	570,135	8,911,210
AutoZone, Inc. (a)	19,297	13,967,748
Best Buy Co., Inc.	204,561	7,593,304

		$43,640,632
Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	61,145	$5,379,537

Telephone Services - 1.8%
AT&T, Inc.	39,480	$1,286,258
Verizon Communications, Inc.	276,826	12,044,699

		$13,330,957
Tobacco - 1.8%
Philip Morris International, Inc.	164,236	$13,028,842

Utilities - Electric Power - 2.8%
AES Corp.	533,791	$5,225,814
American Electric Power Co., Inc.	160,214	9,109,768
Edison International	102,941	6,492,489

		$20,828,071
Total Common Stocks (Identified Cost, $726,370,124)		$740,535,068

Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	1,965,667	$1,965,667
Total Investments (Identified Cost, $728,335,791)		$742,500,735

Other Assets, Less Liabilities - 0.3%		2,386,757
Net Assets - 100.0%		$744,887,492

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $726,370,124)	$740,535,068
Underlying affiliated funds, at cost and value	1,965,667
Total investments, at value (identified cost, $728,335,791)	$742,500,735
Receivables for
Fund shares sold	3,392,932
Dividends	946,137
Receivable from investment adviser	200,696
Other assets	351
Total assets	$747,040,851
Liabilities
Payable for fund shares reacquired	$1,570,403
Payable to affiliates
Shareholder servicing costs	444,918
Distribution and service fees	7,405
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	130,626
Total liabilities	$2,153,359
Net assets	$744,887,492
Net assets consist of
Paid-in capital	$709,945,207
Unrealized appreciation (depreciation) on investments	14,164,944
Accumulated net realized gain (loss) on investments	14,614,776
Undistributed net investment income	6,162,565
Net assets	$744,887,492
Shares of beneficial interest outstanding	34,891,146

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$206,402,816	9,663,276	$21.36
Class B	15,004,388	724,816	20.70
Class C	58,221,083	2,849,435	20.43
Class I	248,445,211	11,495,269	21.61
Class R1	479,190	23,241	20.62
Class R2	23,371,507	1,133,104	20.63
Class R3	85,800,060	4,033,177	21.27
Class R4	36,773,819	1,716,171	21.43
Class R5	70,389,418	3,252,657	21.64

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.66 [100 / 94.25 x $21.36]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$11,990,518
Dividends from underlying affiliated funds	8,440
Total investment income	$11,998,958
Expenses
Management fee	$3,683,665
Distribution and service fees	1,207,890
Shareholder servicing costs	786,226
Administrative services fee	106,617
Independent Trustees’ compensation	14,783
Custodian fee	66,353
Shareholder communications	43,235
Audit and tax fees	52,766
Legal fees	4,445
Miscellaneous	308,083
Total expenses	$6,274,063
Fees paid indirectly	(22)
Reduction of expenses by investment adviser and distributor	(2,018,180)
Net expenses	$4,255,861
Net investment income	$7,743,097
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$22,623,386
Change in unrealized appreciation (depreciation) on investments	$(55,824,678)
Net realized and unrealized gain (loss) on investments	$(33,201,292)
Change in net assets from operations	$(25,458,195)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2015	2014
Change in net assets
From operations
Net investment income	$7,743,097	$4,167,752
Net realized gain (loss) on investments	22,623,386	13,951,348
Net unrealized gain (loss) on investments	(55,824,678)	41,693,465
Change in net assets from operations	$(25,458,195)	$59,812,565
Distributions declared to shareholders
From net investment income	$(4,735,023)	$(3,800,012)
From net realized gain on investments	(16,680,968)	(649,081)
Total distributions declared to shareholders	$(21,415,991)	$(4,449,093)
Change in net assets from fund share transactions	$355,985,881	$131,591,770
Total change in net assets	$309,111,695	$186,955,242
Net assets
At beginning of period	435,775,797	248,820,555
At end of period (including undistributed net investment income of $6,162,565 and $3,184,291, respectively)	$744,887,492	$435,775,797

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.59	$18.95	$16.11	$12.53	$12.47
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.24	$0.28	$0.22	$0.20
Net realized and unrealized gain (loss) on investments	(0.52)	3.71	2.74	3.45	(0.01	)(g)
Total from investment operations	$(0.25)	$3.95	$3.02	$3.67	$0.19
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.26)	$(0.18)	$(0.09)	$(0.13)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.98)	$(0.31)	$(0.18)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$21.36	$22.59	$18.95	$16.11	$12.53
Total return (%) (r)(s)(t)(x)	(1.28)	21.00	18.93	29.45	1.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.11	1.16	1.31	1.67
Expenses after expense reductions (f)	0.75	0.85	0.86	0.90	0.90
Net investment income	1.20	1.14	1.62	1.46	1.40
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$206,403	$107,651	$64,739	$42,149	$19,238

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.97	$18.46	$15.72	$12.24	$12.18
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.15	$0.10	$0.09
Net realized and unrealized gain (loss) on investments	(0.51)	3.63	2.67	3.38	(0.00	)(g)(w)
Total from investment operations	$(0.41)	$3.71	$2.82	$3.48	$0.09
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.15)	$(0.08)	$—	$(0.03)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.86)	$(0.20)	$(0.08)	$—	$(0.03)
Net asset value, end of period (x)	$20.70	$21.97	$18.46	$15.72	$12.24
Total return (%) (r)(s)(t)(x)	(2.04)	20.16	18.03	28.43	0.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.86	1.91	2.06	2.44
Expenses after expense reductions (f)	1.51	1.60	1.61	1.65	1.65
Net investment income	0.45	0.39	0.86	0.68	0.68
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$15,004	$7,619	$4,149	$2,631	$1,444

Class C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.72	$18.27	$15.58	$12.13	$12.07
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.14	$0.10	$0.09
Net realized and unrealized gain (loss) on investments	(0.50)	3.59	2.64	3.35	0.01	(g)
Total from investment operations	$(0.40)	$3.67	$2.78	$3.45	$0.10
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.09)	$—	$(0.04)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.89)	$(0.22)	$(0.09)	$—	$(0.04)
Net asset value, end of period (x)	$20.43	$21.72	$18.27	$15.58	$12.13
Total return (%) (r)(s)(t)(x)	(2.05)	20.16	17.98	28.44	0.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.86	1.91	2.06	2.44
Expenses after expense reductions (f)	1.50	1.60	1.61	1.65	1.65
Net investment income	0.45	0.38	0.81	0.70	0.67
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$58,221	$18,597	$8,443	$3,986	$1,586

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.84	$19.14	$16.27	$12.64	$12.57
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.30	$0.32	$0.26	$0.23
Net realized and unrealized gain (loss) on investments	(0.53)	3.75	2.76	3.49	(0.00	)(g)(w)
Total from investment operations	$(0.20)	$4.05	$3.08	$3.75	$0.23
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.21)	$(0.12)	$(0.16)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(1.03)	$(0.35)	$(0.21)	$(0.12)	$(0.16)
Net asset value, end of period (x)	$21.61	$22.84	$19.14	$16.27	$12.64
Total return (%) (r)(s)(x)	(1.06)	21.36	19.17	29.80	1.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.86	0.91	1.06	1.38
Expenses after expense reductions (f)	0.51	0.60	0.61	0.65	0.65
Net investment income	1.44	1.40	1.79	1.71	1.67
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$248,445	$150,846	$83,157	$39,555	$20,260

Class R1	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.83	$18.34	$15.61	$12.15	$12.10
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.12	$0.10	$0.09
Net realized and unrealized gain (loss) on investments	(0.50)	3.58	2.68	3.36	(0.00	)(g)(w)
Total from investment operations	$(0.40)	$3.68	$2.80	$3.46	$0.09
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.14)	$(0.07)	$—	$(0.04)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.81)	$(0.19)	$(0.07)	$—	$(0.04)
Net asset value, end of period (x)	$20.62	$21.83	$18.34	$15.61	$12.15
Total return (%) (r)(s)(x)	(2.02)	20.14	18.03	28.48	0.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.84	1.91	2.06	2.42
Expenses after expense reductions (f)	1.51	1.60	1.61	1.65	1.65
Net investment income	0.46	0.48	0.67	0.69	0.69
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$479	$263	$662	$160	$119

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.87	$18.36	$15.64	$12.19	$12.17
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.19	$0.22	$0.17	$0.14
Net realized and unrealized gain (loss) on investments	(0.50)	3.59	2.66	3.37	0.02 (g)
Total from investment operations	$(0.29)	$3.78	$2.88	$3.54	$0.16
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.22)	$(0.16)	$(0.09)	$(0.14)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.95)	$(0.27)	$(0.16)	$(0.09)	$(0.14)
Net asset value, end of period (x)	$20.63	$21.87	$18.36	$15.64	$12.19
Total return (%) (r)(s)(x)	(1.53)	20.74	18.62	29.15	1.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.36	1.41	1.56	1.87
Expenses after expense reductions (f)	1.01	1.10	1.11	1.15	1.15
Net investment income	0.95	0.90	1.27	1.20	1.07
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$23,372	$11,586	$7,030	$2,968	$1,587

Class R3	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.51	$18.88	$16.06	$12.50	$12.43
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.24	$0.27	$0.22	$0.18
Net realized and unrealized gain (loss) on investments	(0.54)	3.70	2.73	3.44	0.02 (g)
Total from investment operations	$(0.26)	$3.94	$3.00	$3.66	$0.20
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.26)	$(0.18)	$(0.10)	$(0.13)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.98)	$(0.31)	$(0.18)	$(0.10)	$(0.13)
Net asset value, end of period (x)	$21.27	$22.51	$18.88	$16.06	$12.50
Total return (%) (r)(s)(x)	(1.33)	21.02	18.92	29.45	1.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.11	1.16	1.31	1.51
Expenses after expense reductions (f)	0.76	0.85	0.86	0.90	0.90
Net investment income	1.21	1.15	1.57	1.47	1.32
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$85,800	$66,846	$49,967	$28,576	$7,016

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.65	$18.98	$16.13	$12.54	$12.47
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.30	$0.33	$0.25	$0.20
Net realized and unrealized gain (loss) on investments	(0.52)	3.72	2.73	3.46	0.03 (g)
Total from investment operations	$(0.19)	$4.02	$3.06	$3.71	$0.23
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.21)	$(0.12)	$(0.16)
From net realized gain on investments	(0.78)	(0.05)	—	—	—
Total distributions declared to shareholders	$(1.03)	$(0.35)	$(0.21)	$(0.12)	$(0.16)
Net asset value, end of period (x)	$21.43	$22.65	$18.98	$16.13	$12.54
Total return (%) (r)(s)(x)	(1.03)	21.35	19.21	29.72	1.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.86	0.90	1.06	1.30
Expenses after expense reductions (f)	0.51	0.60	0.62	0.65	0.65
Net investment income	1.45	1.40	1.89	1.68	1.46
Portfolio turnover	49	42	54	59	92
Net assets at end of period (000 omitted)	$36,774	$34,241	$21,751	$19,762	$8,014

Class R5	Years ended 9/30
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$22.86	$19.16	$16.27	$14.64
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.32	$0.30	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.53)	3.75	2.80	1.54	(g)
Total from investment operations	$(0.17)	$4.07	$3.10	$1.63
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.21)	$—
From net realized gain on investments	(0.78)	(0.05)	—	—
Total distributions declared to shareholders	$(1.05)	$(0.37)	$(0.21)	$—
Net asset value, end of period (x)	$21.64	$22.86	$19.16	$16.27
Total return (%) (r)(s)(x)	(0.93)	21.44	19.34	11.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.74	0.78	0.98	(a)
Expenses after expense reductions (f)	0.39	0.48	0.48	0.58	(a)
Net investment income	1.56	1.48	1.61	1.65	(a)
Portfolio turnover	49	42	54	59
Net assets at end of period (000 omitted)	$70,389	$38,128	$8,922	$111

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

26

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

27

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of September 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$740,535,068	$—	$—	$740,535,068
Mutual Funds	1,965,667	—	—	1,965,667
Total Investments	$742,500,735	$—	$—	$742,500,735

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

28

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/15	9/30/14
Ordinary income (including any short-term capital gains)	$12,168,940	$3,800,012
Long-term capital gains	9,247,051	649,081
Total distributions	$21,415,991	$4,449,093

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/15
Cost of investments	$731,111,413
Gross appreciation	50,569,718
Gross depreciation	(39,180,396)
Net unrealized appreciation (depreciation)	$11,389,322
Undistributed ordinary income	6,162,565
Undistributed long-term capital gain	20,699,036
Post-October capital loss deferral	(3,308,638)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/15	Year ended 9/30/14	Year ended 9/30/15	Year ended 9/30/14
Class A	$1,079,375	$944,549	$4,111,170	$169,324
Class B	34,133	35,412	313,687	11,324
Class C	119,314	86,075	855,480	24,174
Class I	1,790,191	1,443,660	5,547,895	222,193
Class R1	707	5,066	18,249	1,707
Class R2	109,159	96,330	503,151	20,127
Class R3	686,553	688,130	2,611,636	123,551
Class R4	396,879	344,831	1,237,220	54,064
Class R5	518,712	155,959	1,482,480	22,617
Total	$4,735,023	$3,800,012	$16,680,968	$649,081

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2017. For the year ended September 30, 2015, this management fee reduction amounted to $1,227,671, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.85%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%	0.53%

This written agreement terminated on December 28, 2014. For the period October 1, 2014 through December 28, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Effective December 29, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes,

30

Notes to Financial Statements – continued

extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.42%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2017. For the period December 29, 2014 through September 30, 2015, this reduction amounted to $786,332 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $266,442 for the year ended September 30, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$400,119
Class B	0.75%	0.25%	1.00%	1.00%	118,203
Class C	0.75%	0.25%	1.00%	1.00%	387,769
Class R1	0.75%	0.25%	1.00%	1.00%	5,580
Class R2	0.25%	0.25%	0.50%	0.50%	83,716
Class R3	—	0.25%	0.25%	0.25%	212,503
Total Distribution and Service Fees					$1,207,890

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2015, this rebate amounted to $4,090 and $13, for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

31

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2015, were as follows:

Amount
Class A	$3,042
Class B	12,750
Class C	7,881

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2015, the fee was $56,826, which equated to 0.0093% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $729,400.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended September 30, 2015, the aggregate fees paid by the fund under these agreements were $1,950 and are included in

32

Notes to Financial Statements – continued

“Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $74, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 18, 2015, MFS purchased 13,932 shares of Class I for an aggregate amount of $326,995. On September 9, 2015, MFS redeemed 5,643 shares of Class R1 and 7,372 shares of Class R5 for an aggregate amount of $280,574.

(4) Portfolio Securities

For the year ended September 30, 2015, purchases and sales of investments, other short-term obligations, aggregated $639,691,285 and $296,550,768, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,128,635	$140,263,767	1,915,941	$40,889,217
Class B	455,289	10,119,224	147,690	3,095,396
Class C	2,221,090	48,816,582	517,389	10,637,914
Class I	7,911,551	181,923,356	4,027,077	86,726,887
Class R1	17,300	386,418	5,177	108,103
Class R2	861,900	19,296,189	243,695	4,946,778
Class R3	2,592,203	59,428,511	1,007,078	21,594,021
Class R4	1,385,279	31,900,354	606,540	13,016,814
Class R5	2,054,846	47,459,799	1,537,723	33,503,101
	23,628,093	$539,594,200	10,008,310	$214,518,231

33

Notes to Financial Statements – continued

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	201,601	$4,481,590	46,821	$961,707
Class B	14,733	319,273	2,183	43,853
Class C	38,314	819,530	4,980	98,912
Class I	282,778	6,348,377	63,117	1,307,791
Class R1	878	18,956	339	6,773
Class R2	28,466	612,310	5,846	116,457
Class R3	148,970	3,298,189	39,672	811,681
Class R4	73,443	1,634,099	19,411	398,895
Class R5	89,100	2,001,192	8,619	178,576
	878,283	$19,533,516	190,988	$3,924,645

Shares reacquired
Class A	(1,431,976)	$(32,547,352)	(614,591)	$(13,039,701)
Class B	(92,021)	(2,053,977)	(27,780)	(577,994)
Class C	(266,245)	(5,796,537)	(128,102)	(2,569,622)
Class I	(3,303,651)	(75,799,386)	(1,829,517)	(39,358,523)
Class R1	(6,962)	(148,187)	(29,588)	(634,044)
Class R2	(287,093)	(6,407,645)	(102,596)	(2,090,233)
Class R3	(1,678,118)	(38,593,214)	(723,692)	(15,337,777)
Class R4	(1,254,267)	(28,829,286)	(260,075)	(5,685,911)
Class R5	(558,952)	(12,966,251)	(344,414)	(7,557,301)
	(8,879,285)	$(203,141,835)	(4,060,355)	$(86,851,106)

Net change
Class A	4,898,260	$112,198,005	1,348,171	$28,811,223
Class B	378,001	8,384,520	122,093	2,561,255
Class C	1,993,159	43,839,575	394,267	8,167,204
Class I	4,890,678	112,472,347	2,260,677	48,676,155
Class R1	11,216	257,187	(24,072)	(519,168)
Class R2	603,273	13,500,854	146,945	2,973,002
Class R3	1,063,055	24,133,486	323,058	7,067,925
Class R4	204,455	4,705,167	365,876	7,729,798
Class R5	1,584,994	36,494,740	1,201,928	26,124,376
	15,627,091	$355,985,881	6,138,943	$131,591,770

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

34

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2015, the fund’s commitment fee and interest expense were $1,998 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,990,212	326,477,989	(333,502,534)	1,965,667

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,440	$1,965,667

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (one of the series of MFS Series Trust XI) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2015

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

40

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

42

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee

43

Board Review of Investment Advisory Agreement – continued

reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

44

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $14,587,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 63.63% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2015

MFS® MID CAP VALUE FUND

MDV-ANN

MFS® MID CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite weak global growth, the U.S. economy continues to expand modestly, buoyed by firming labor and housing markets and resilient consumer spending. However, the

U.S. Federal Reserve continues to take a cautious approach to raising interest rates.

In Asia, China’s slowing economic growth has raised concerns and fed global market volatility. Commodity exporters have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, further depressing crude oil and gasoline prices. Japan continues to struggle in its attempt to stimulate its economy through monetary and fiscal policy initiatives.

While the eurozone economy is expanding, growth has been mild and inconsistent, while deflation remains a risk. Hopes for a more robust recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NASDAQ, Inc.	1.4%
Newell Rubbermaid, Inc.	1.4%
Fifth Third Bancorp	1.3%
Allison Transmission Holdings, Inc.	1.3%
Hartford Financial Services Group, Inc.	1.1%
Discover Financial Services	1.0%
Fidelity National Information Services, Inc.	1.0%
Stanley Black & Decker, Inc.	1.0%
PerkinElmer, Inc.	1.0%
Pinnacle West Capital Corp.	1.0%

Equity sectors
Financial Services	24.1%
Consumer Staples	9.8%
Utilities & Communications	9.6%
Health Care	9.3%
Technology	7.9%
Energy	7.0%
Industrial Goods & Services	6.3%
Basic Materials	5.3%
Retailing	5.3%
Autos & Housing	5.2%
Special Products & Services	4.0%
Leisure	2.5%
Transportation	1.4%

Cash & Cash Equivalents can include cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 9/30/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2015, Class A shares of the MFS Mid Cap Value Fund (“fund”) provided a total return of 0.14%, at net asset value. This compares with a return of –2.07% for the fund’s benchmark, the Russell Midcap Value Index.

Market environment

During the first half of the period, despite declines in foreign exchange, credit and commodity markets, central banks kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to Performance

The combination of strong stock selection and an overweight position in the consumer staples sector contributed to performance relative to the Russell Midcap Value Index. However, no individual stocks within this sector were among the fund’s top relative contributors during the reporting period.

Stock selection in both the technology and basic materials sectors also boosted relative performance. Within the technology sector, holdings of technology solutions provider Sabre (b) aided relative results as the company released consistently strong results over

Management Review – continued

the period. Impressive market share gain and notable growth in the airline and hospitality solutions segment, together with better-than-expected bookings in the Europe, Middle East, Africa and North America regions, were the main drivers behind the share price increase. Within the basic materials sector, not holding shares of poor-performing mining company Freeport-McMoRan (b), and an overweight position in coating systems manufacturer Axalta Coating Systems, supported relative results. Shares of Freeport-McMoRan depreciated sharply late in the period as lower-than-expected production and a reduction in capital expenditures, owing to falling copper and oil prices, weighed on relative performance.

Strong stock selection in both the energy and transportation sectors also bolstered relative returns. Within the energy sector, the fund’s avoidance of poor-performing oil and gas company Whiting Petroleum aided relative results. Within the transportation sector, an overweight position in transportation services company Alaska Air boosted relative results. Despite rising competitive pressures from Delta, shares of Alaska Air spiked sharply early in the period on the back of lower fuel prices and better-than-industry non-fuel cost management.

Elsewhere, the fund’s holdings of replacement parts distributor AutoZone (b) and pharmaceutical services company AmerisourceBergen (b)(h) aided relative performance. Shares of Autozone benefited relative performance as lower fuel prices, favorable weather conditions and increased sales contributed to the stock’s outperformance. Additionally, overweight positions in stock exchange operator NASDAQ and insurance provider HCC Insurance (h) also helped relative returns. Shares of NASDAQ appreciated during the period as the company reported stronger-than-expected listing services and information services and technology solutions revenues, while management continued with share buybacks and an increased dividend.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets decreased, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Detractors from Performance

Weak stock selection in the utilities & communications sector hindered relative performance. Here, an overweight position in power company NRG Energy weakened relative performance. The stock declined on what appeared to have been worries about threats to the YieldCo business model and increased spending in the Home Solar division, while progress in this business appeared to fall short of expectations.

Stock selection in both the industrial goods & services and leisure sectors also detracted from relative results. Within industrial goods & services, overweight positions in industrial components manufacturer SPX and electrical products manufacturer WESCO International hampered relative performance. Shares of SPX depreciated in the second half of the period reflecting a challenging organic growth outlook owing primarily to sluggish demand in the oil & gas segment. Within the leisure sector, the timing of the fund’s ownership in shares of resort casino operator Wynn Resorts (h) also dampened the results.

Management Review – continued

Stocks in other sectors that detracted from relative performance included the timing of the fund’s ownership in global health service organization Cigna (h). The share price of Cigna jumped after news came out that health insurer Anthem was interested in acquiring the company. Additionally, overweighting independent energy company SM Energy, integrated steel producer US Steel and coal mining company CONSOL Energy also dragged on relative results. Shares of SM Energy depreciated sharply towards the end of the calendar year. Management reported earnings that missed consensus expectations after the production in the Eagle Ford area declined due to longer-than-anticipated well shut-in times. The fund’s avoidance of health care provider Humana, and holdings of offshore drilling company Pacific Drilling (b)(h), also dampened relative returns. Shares of Humana rose in the middle of the reporting period after reports that American health insurers Aetna and Cigna had expressed interest in acquiring the company.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	0.14%	13.28%	6.94%	N/A
B	11/01/01	(0.61)%	12.44%	6.17%	N/A
C	11/01/01	(0.61)%	12.45%	6.18%	N/A
I	11/01/01	0.36%	13.57%	7.24%	N/A
R1	4/01/05	(0.62)%	12.44%	6.15%	N/A
R2	10/31/03	(0.12)%	12.99%	6.69%	N/A
R3	4/01/05	0.13%	13.29%	6.95%	N/A
R4	4/01/05	0.43%	13.58%	7.22%	N/A
R5	2/01/13	0.59%	N/A	N/A	11.88%
529A	7/31/02	0.13%	13.23%	6.81%	N/A
529B	7/31/02	(0.63)%	12.38%	6.05%	N/A
529C	7/31/02	(0.63)%	12.39%	6.06%	N/A
Comparative benchmark
Russell Midcap Value Index (f)		(2.07)%	13.15%	7.42%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(5.62)%	11.95%	6.31%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.35)%	12.19%	6.17%	N/A
C With CDSC (1% for 12 months) (v)		(1.55)%	12.45%	6.18%	N/A
529A With initial Sales Charge (5.75%)		(5.62)%	11.90%	6.18%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(4.36)%	12.12%	6.05%	N/A
529C With CDSC (1% for 12 months) (v)		(1.56)%	12.39%	6.06%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2015 through September 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2015 through September 30, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Expenses Paid During Period (p) 4/01/15-9/30/15
A	Actual	1.26%	$1,000.00	$916.63	$6.05
	Hypothetical (h)	1.26%	$1,000.00	$1,018.75	$6.38
B	Actual	2.01%	$1,000.00	$912.82	$9.64
	Hypothetical (h)	2.01%	$1,000.00	$1,014.99	$10.15
C	Actual	2.01%	$1,000.00	$913.11	$9.64
	Hypothetical (h)	2.01%	$1,000.00	$1,014.99	$10.15
I	Actual	1.01%	$1,000.00	$917.50	$4.85
	Hypothetical (h)	1.01%	$1,000.00	$1,020.00	$5.11
R1	Actual	2.01%	$1,000.00	$912.84	$9.64
	Hypothetical (h)	2.01%	$1,000.00	$1,014.99	$10.15
R2	Actual	1.51%	$1,000.00	$914.89	$7.25
	Hypothetical (h)	1.51%	$1,000.00	$1,017.50	$7.64
R3	Actual	1.26%	$1,000.00	$916.38	$6.05
	Hypothetical (h)	1.26%	$1,000.00	$1,018.75	$6.38
R4	Actual	1.01%	$1,000.00	$917.47	$4.85
	Hypothetical (h)	1.01%	$1,000.00	$1,020.00	$5.11
R5	Actual	0.82%	$1,000.00	$918.48	$3.94
	Hypothetical (h)	0.82%	$1,000.00	$1,020.96	$4.15
529A	Actual	1.29%	$1,000.00	$916.38	$6.20
	Hypothetical (h)	1.29%	$1,000.00	$1,018.60	$6.53
529B	Actual	2.05%	$1,000.00	$912.89	$9.83
	Hypothetical (h)	2.05%	$1,000.00	$1,014.79	$10.35
529C	Actual	2.05%	$1,000.00	$912.73	$9.83
	Hypothetical (h)	2.05%	$1,000.00	$1,014.79	$10.35

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratios above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.2%
Issuer	Shares/Par	Value ($)
Aerospace - 1.9%
L-3 Communications Holdings, Inc.	280,974	$29,367,402
MTU Aero Engines Holding AG	175,538	14,669,766
Rockwell Collins, Inc.	291,308	23,840,647

		$67,877,815
Airlines - 1.3%
Alaska Air Group, Inc.	296,265	$23,538,254
Delta Air Lines, Inc.	524,620	23,539,699

		$47,077,953
Alcoholic Beverages - 0.8%
Molson Coors Brewing Co.	357,902	$29,713,024

Apparel Manufacturers - 1.1%
Polo Ralph Lauren Corp.	125,627	$14,844,086
PVH Corp.	236,285	24,086,893

		$38,930,979
Automotive - 2.5%
BorgWarner Transmission Systems, Inc.	451,127	$18,762,372
Delphi Automotive PLC	313,631	23,848,501
Harley-Davidson, Inc.	444,192	24,386,141
LKQ Corp. (a)	717,921	20,360,240

		$87,357,254
Biotechnology - 0.2%
AMAG Pharmaceuticals, Inc. (a)	204,326	$8,117,872

Broadcasting - 1.3%
Interpublic Group of Companies, Inc.	1,070,613	$20,480,827
Nielsen Holdings PLC	568,777	25,293,513

		$45,774,340
Brokerage & Asset Managers - 2.6%
Affiliated Managers Group, Inc. (a)	100,927	$17,257,508
Apollo Global Management, “A”	453,495	7,791,044
NASDAQ, Inc.	945,330	50,414,449
TD Ameritrade Holding Corp.	521,613	16,608,158

		$92,071,159

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 3.6%
Amdocs Ltd.	422,830	$24,050,570
Brenntag AG	317,179	17,070,431
Fidelity National Information Services, Inc.	529,334	35,507,725
IMS Health Holdings, Inc. (a)	657,994	19,147,625
Realogy Holdings Corp. (a)	545,581	20,530,213
Univar, Inc. (a)	648,011	11,761,400

		$128,067,964
Chemicals - 0.7%
Celanese Corp.	390,789	$23,122,985

Computer Software - 0.4%
Symantec Corp.	785,991	$15,303,245

Computer Software - Systems - 4.3%
Ingram Micro, Inc., “A”	1,105,588	$30,116,217
Lexmark International, Inc., “A”	481,087	13,941,901
NCR Corp. (a)	631,974	14,377,409
NICE Systems Ltd., ADR	281,978	15,883,821
Sabre Corp.	1,006,178	27,347,918
Western Digital Corp.	225,701	17,929,687
Xerox Corp.	3,259,378	31,713,748

		$151,310,701
Construction - 2.7%
Armstrong World Industries, Inc. (a)	452,639	$21,608,986
Fortune Brands Home & Security, Inc.	300,796	14,278,786
Owens Corning	541,567	22,697,073
Stanley Black & Decker, Inc.	365,972	35,491,965

		$94,076,810
Consumer Products - 2.0%
Newell Rubbermaid, Inc.	1,237,593	$49,144,818
Sensient Technologies Corp.	336,303	20,615,374

		$69,760,192
Consumer Services - 0.4%
Houghton Mifflin Harcourt Co. (a)	625,403	$12,701,935

Containers - 1.3%
Graphic Packaging Holding Co.	1,401,144	$17,920,632
Greif, Inc., “A”	345,416	11,022,225
Owens-Illinois, Inc. (a)	822,222	17,036,440

		$45,979,297

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 1.6%
Pentair PLC	400,949	$20,464,437
Tyco International PLC	683,366	22,865,426
WESCO International, Inc. (a)	277,648	12,902,303

		$56,232,166
Electronics - 3.2%
Analog Devices, Inc.	428,618	$24,178,341
Freescale Semiconductor Ltd. (a)	370,104	13,538,404
Keysight Technologies, Inc. (a)	679,553	20,957,415
Maxim Integrated Products, Inc.	538,651	17,990,943
Microchip Technology, Inc.	452,643	19,504,387
NVIDIA Corp.	611,717	15,078,824

		$111,248,314
Energy - Independent - 5.2%
Antero Resources Corp. (a)(l)	713,629	$15,100,390
Cimarex Energy Co.	174,363	17,868,720
CONSOL Energy, Inc.	502,639	4,925,862
Energen Corp.	382,450	19,068,957
EQT Corp.	284,229	18,409,512
Hess Corp.	510,147	25,537,959
HollyFrontier Corp.	435,368	21,263,373
Memorial Resource Development Corp. (a)	1,217,476	21,403,228
Noble Energy, Inc.	369,970	11,165,695
PDC Energy, Inc. (a)	302,735	16,047,982
SM Energy Co.	351,295	11,255,492

		$182,047,170
Food & Beverages - 7.0%
Bunge Ltd.	328,280	$24,062,924
Coca-Cola Enterprises, Inc.	226,491	10,950,840
Flowers Foods, Inc.	792,801	19,613,897
Ingredion, Inc.	357,752	31,235,327
J.M. Smucker Co.	251,862	28,734,936
Kellogg Co.	411,860	27,409,283
McCormick & Co., Inc.	295,969	24,322,732
Pinnacle Foods, Inc.	824,592	34,533,913
Snyders-Lance, Inc.	495,084	16,699,183
Tyson Foods, Inc., “A”	672,061	28,965,829

		$246,528,864
Food & Drug Stores - 0.9%
Empire Co. Ltd.	675,779	$13,900,437
Rite Aid Corp. (a)	1,937,801	11,762,452

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - continued
United Natural Foods, Inc. (a)	148,150	$7,186,757

		$32,849,646
General Merchandise - 0.5%
Kohl’s Corp.	355,314	$16,454,591

Insurance - 6.6%
Arthur J. Gallagher & Co.	562,038	$23,200,929
Everest Re Group Ltd.	165,160	28,628,834
Hanover Insurance Group, Inc.	280,043	21,759,341
Hartford Financial Services Group, Inc.	842,122	38,552,345
Lincoln National Corp.	612,137	29,052,022
Third Point Reinsurance Ltd. (a)	1,017,566	13,686,263
Unum Group	864,163	27,722,349
Validus Holdings Ltd.	574,329	25,885,008
XL Group PLC	682,418	24,785,422

		$233,272,513
Machinery & Tools - 2.8%
Allison Transmission Holdings, Inc.	1,669,818	$44,567,442
Eaton Corp. PLC	455,515	23,367,920
Joy Global, Inc.	269,341	4,021,261
Regal Beloit Corp.	253,983	14,337,340
SPX Corp.	258,897	3,086,052
SPX FLOW, Inc. (a)	258,897	8,913,824

		$98,293,839
Major Banks - 2.1%
Comerica, Inc.	425,246	$17,477,611
Huntington Bancshares, Inc.	2,830,943	30,007,996
KeyCorp	1,892,642	24,623,272

		$72,108,879
Medical & Health Technology & Services - 1.9%
MedAssets, Inc. (a)	430,301	$8,631,838
Owens & Minor, Inc.	333,540	10,653,268
Quest Diagnostics, Inc.	373,997	22,989,596
Universal Health Services, Inc.	185,647	23,170,602

		$65,445,304
Medical Equipment - 6.1%
Agilent Technologies, Inc.	557,272	$19,131,148
Cooper Cos., Inc.	183,135	27,261,476
DENTSPLY International, Inc.	524,116	26,504,546

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
PerkinElmer, Inc.	765,975	$35,204,211
St. Jude Medical, Inc.	419,888	26,490,734
STERIS Corp.	373,730	24,281,238
Teleflex, Inc.	205,381	25,510,374
VWR Corp. (a)	284,998	7,321,599
Zimmer Biomet Holdings, Inc.	259,501	24,374,929

		$216,080,255
Metals & Mining - 0.1%
United States Steel Corp. (l)	417,922	$4,354,747

Natural Gas - Distribution - 1.5%
NiSource, Inc.	871,596	$16,168,106
NorthWestern Corp.	491,951	26,481,722
Spectra Energy Corp.	419,047	11,008,365

		$53,658,193
Natural Gas - Pipeline - 0.6%
Columbia Pipeline Group, Inc.	612,213	$11,197,376
Plains GP Holdings LP	524,208	9,173,640

		$20,371,016
Oil Services - 1.8%
Cameron International Corp. (a)	377,367	$23,140,144
Forum Energy Technologies, Inc. (a)	1,036,626	12,657,203
Frank’s International N.V.	1,044,303	16,009,165
Oil States International, Inc. (a)	491,359	12,839,211

		$64,645,723
Other Banks & Diversified Financials - 7.9%
BB&T Corp.	951,611	$33,877,352
Citizens Financial Group, Inc.	1,354,039	32,307,371
Discover Financial Services	694,989	36,132,478
Fifth Third Bancorp	2,419,639	45,755,373
M&T Bank Corp.	168,814	20,586,867
Northern Trust Corp.	267,215	18,213,374
PrivateBancorp, Inc.	808,347	30,983,941
SunTrust Banks, Inc.	477,810	18,271,454
TCF Financial Corp.	1,519,460	23,035,014
Wintrust Financial Corp.	353,781	18,902,519

		$278,065,743

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 1.1%
Endo International PLC (a)	351,785	$24,371,665
Impax Laboratories, Inc. (a)	376,210	13,246,354

		$37,618,019
Real Estate - 5.0%
Annaly Mortgage Management, Inc., REIT	1,048,945	$10,353,087
Corporate Office Properties Trust, REIT	1,442,789	30,341,853
DDR Corp., REIT	1,033,156	15,889,939
EPR Properties, REIT	430,031	22,176,699
Equity Lifestyle Properties, Inc., REIT	316,953	18,563,937
Medical Properties Trust, Inc., REIT	2,839,861	31,408,863
Mid-America Apartment Communities, Inc., REIT	307,860	25,204,498
Plum Creek Timber Co. Inc., REIT	525,901	20,778,349

		$174,717,225
Restaurants - 1.2%
Aramark	939,848	$27,857,095
DineEquity, Inc.	174,884	16,029,867

		$43,886,962
Specialty Chemicals - 3.2%
Akzo Nobel N.V.	321,709	$20,846,100
Albemarle Corp.	462,003	20,374,332
Axalta Coating Systems Ltd. (a)	1,275,237	32,314,506
H.B. Fuller Co.	430,828	14,622,302
Valspar Corp.	348,716	25,065,706

		$113,222,946
Specialty Stores - 2.8%
AutoZone, Inc. (a)	46,521	$33,673,295
Bed Bath & Beyond, Inc. (a)	337,277	19,231,535
Gap, Inc.	614,322	17,508,177
Sally Beauty Holdings, Inc. (a)	1,108,944	26,337,420

		$96,750,427
Telephone Services - 0.9%
Frontier Communications Corp.	3,855,351	$18,312,917
Quebecor, Inc., “B”	671,484	14,697,675

		$33,010,592
Trucking - 0.1%
UTi Worldwide, Inc. (a)	691,573	$3,174,320

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 6.0%
AES Corp.	2,632,585	$25,773,007
CMS Energy Corp.	747,842	26,413,779
DTE Energy Co.	393,122	31,595,215
Dynegy, Inc. (a)	436,899	9,030,702
Eversource Energy	527,930	26,723,817
NRG Energy, Inc.	907,109	13,470,569
OGE Energy Corp.	454,284	12,429,210
Pinnacle West Capital Corp.	547,320	35,105,105
Public Service Enterprise Group, Inc.	725,147	30,572,198

		$211,113,602
Total Common Stocks (Identified Cost, $3,280,981,117)		$3,422,394,581

Convertible Preferred Stocks - 0.5%
Telephone Services - 0.5%
Frontier Communications Corp., 11.125% (Identified Cost, $20,830,000)	208,300	$19,403,145

Money Market Funds - 3.4%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	119,490,180	$119,490,180

Collateral for Securities Loaned - 0.4%
Navigator Securities Lending Prime Portfolio, 0.21%, at Cost and Net Asset Value (j)	14,021,181	$14,021,181
Total Investments (Identified Cost, $3,435,322,478)		$3,575,309,087

Other Assets, Less Liabilities - (1.5)%		(52,953,210)
Net Assets - 100.0%		$3,522,355,877

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,315,832,298)	$3,455,818,907
Underlying affiliated funds, at cost and value	119,490,180
Total investments, at value, including $14,004,097 of securities on loan (identified cost, $3,435,322,478)	$3,575,309,087
Cash	134,579
Receivables for
Investments sold	4,853,911
Fund shares sold	17,968,822
Interest and dividends	4,463,581
Other assets	1,788
Total assets	$3,602,731,768
Liabilities
Payables for
Investments purchased	$61,948,528
Fund shares reacquired	1,922,861
Collateral for securities loaned, at value	14,021,181
Payable to affiliates
Investment adviser	112,542
Shareholder servicing costs	2,076,388
Distribution and service fees	20,138
Program manager fees	18
Payable for independent Trustees’ compensation	106
Accrued expenses and other liabilities	274,129
Total liabilities	$80,375,891
Net assets	$3,522,355,877
Net assets consist of
Paid-in capital	$3,208,731,609
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	139,980,392
Accumulated net realized gain (loss) on investments and foreign currency	156,550,876
Undistributed net investment income	17,093,000
Net assets	$3,522,355,877
Shares of beneficial interest outstanding	184,063,426

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$749,576,632	39,638,089	$18.91
Class B	18,983,248	1,053,887	18.01
Class C	100,983,077	5,619,964	17.97
Class I	370,298,724	19,133,691	19.35
Class R1	8,491,846	479,670	17.70
Class R2	59,947,205	3,241,440	18.49
Class R3	198,248,074	10,514,448	18.85
Class R4	325,086,526	17,102,893	19.01
Class R5	1,684,182,797	86,921,005	19.38
Class 529A	4,628,212	248,474	18.63
Class 529B	266,061	15,206	17.50
Class 529C	1,663,475	94,659	17.57

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.06 [100 / 94.25 x $18.91] and $19.77 [100 / 94.25 x $18.63], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$55,564,609
Interest	87,493
Dividends from underlying affiliated funds	81,583
Foreign taxes withheld	(316,424)
Total investment income	$55,417,261
Expenses
Management fee	$22,817,842
Distribution and service fees	3,701,427
Program manager fees	6,676
Shareholder servicing costs	4,722,006
Administrative services fee	514,234
Independent Trustees’ compensation	44,158
Custodian fee	168,921
Shareholder communications	146,631
Audit and tax fees	36,037
Legal fees	25,538
Miscellaneous	471,520
Total expenses	$32,654,990
Fees paid indirectly	(104)
Reduction of expenses by investment adviser and distributor	(567,395)
Net expenses	$32,087,491
Net investment income	$23,329,770
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$179,667,218
Foreign currency	15,314
Net realized gain (loss) on investments and foreign currency	$179,682,532
Change in unrealized appreciation (depreciation)
Investments	$(254,311,766)
Translation of assets and liabilities in foreign currencies	(11,354)
Net unrealized gain (loss) on investments and foreign currency translation	$(254,323,120)
Net realized and unrealized gain (loss) on investments and foreign currency	$(74,640,588)
Change in net assets from operations	$(51,310,818)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2015	2014
Change in net assets
From operations
Net investment income	$23,329,770	$15,122,822
Net realized gain (loss) on investments and foreign currency	179,682,532	169,362,753
Net unrealized gain (loss) on investments and foreign currency translation	(254,323,120)	31,919,917
Change in net assets from operations	$(51,310,818)	$216,405,492
Distributions declared to shareholders
From net investment income	$(17,600,552)	$(11,200,178)
From net realized gain on investments	(165,236,067)	(78,731,057)
Total distributions declared to shareholders	$(182,836,619)	$(89,931,235)
Change in net assets from fund share transactions	$1,217,846,446	$858,679,516
Total change in net assets	$983,699,009	$985,153,773
Net assets
At beginning of period	2,538,656,868	1,553,503,095
At end of period (including undistributed net investment income of $17,093,000 and $11,295,768, respectively)	$3,522,355,877	$2,538,656,868

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.14	$18.74	$14.52	$11.42	$11.64
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.14	$0.09	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	2.32	4.21	3.08	(0.21)
Total from investment operations	$0.08	$2.43	$4.35	$3.17	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.13)	$(0.07)	$(0.08)
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.31)	$(1.03)	$(0.13)	$(0.07)	$(0.08)
Net asset value, end of period (x)	$18.91	$20.14	$18.74	$14.52	$11.42
Total return (%) (r)(s)(t)(x)	0.14	13.39	30.21	27.87	(1.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.21	1.22	1.21	1.22
Expenses after expense reductions (f)	1.22	1.20	1.21	1.21	1.22
Net investment income	0.52	0.54	0.86	0.67	0.50
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$749,577	$543,583	$300,046	$167,512	$131,914

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.29	$18.02	$13.97	$11.00	$11.23
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.04)	$0.02	$(0.01)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	2.24	4.05	2.98	(0.20)
Total from investment operations	$(0.06)	$2.20	$4.07	$2.97	$(0.23)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)	$—	$—
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.22)	$(0.93)	$(0.02)	$—	$—
Net asset value, end of period (x)	$18.01	$19.29	$18.02	$13.97	$11.00
Total return (%) (r)(s)(t)(x)	(0.61)	12.55	29.16	27.00	(2.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.95	1.96	1.96	1.97
Expenses after expense reductions (f)	1.96	1.95	1.96	1.96	1.97
Net investment income (loss)	(0.23)	(0.22)	0.13	(0.10)	(0.25)
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$18,983	$18,603	$16,351	$13,306	$13,813

Class C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.25	$17.99	$13.96	$10.99	$11.22
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.04)	$0.02	$(0.01)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	2.23	4.05	2.98	(0.20)
Total from investment operations	$(0.06)	$2.19	$4.07	$2.97	$(0.23)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.04)	$—	$—
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.22)	$(0.93)	$(0.04)	$—	$—
Net asset value, end of period (x)	$17.97	$19.25	$17.99	$13.96	$10.99
Total return (%) (r)(s)(t)(x)	(0.61)	12.52	29.21	27.02	(2.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.96	1.96	1.96	1.97
Expenses after expense reductions (f)	1.97	1.95	1.96	1.96	1.97
Net investment income (loss)	(0.23)	(0.22)	0.11	(0.08)	(0.25)
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$100,983	$80,434	$41,250	$24,742	$18,430

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.58	$19.11	$14.80	$11.64	$11.86
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.16	$0.17	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	2.38	4.31	3.13	(0.22)
Total from investment operations	$0.13	$2.54	$4.48	$3.26	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.17)	$(0.10)	$(0.10)
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.36)	$(1.07)	$(0.17)	$(0.10)	$(0.10)
Net asset value, end of period (x)	$19.35	$20.58	$19.11	$14.80	$11.64
Total return (%) (r)(s)(x)	0.36	13.69	30.54	28.21	(1.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.97	0.93	0.96	0.97
Expenses after expense reductions (f)	0.97	0.96	0.93	0.96	0.97
Net investment income	0.77	0.79	1.13	0.92	0.76
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$370,299	$212,389	$38,232	$802,524	$580,412

Class R1	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.98	$17.80	$13.79	$10.86	$11.09
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.04)	$0.02	$(0.01)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	2.20	4.01	2.94	(0.20)
Total from investment operations	$(0.06)	$2.16	$4.03	$2.93	$(0.23)
Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$(0.02)	$—	$—
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.22)	$(0.98)	$(0.02)	$—	$—
Net asset value, end of period (x)	$17.70	$18.98	$17.80	$13.79	$10.86
Total return (%) (r)(s)(x)	(0.62)	12.49	29.28	26.98	(2.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.96	1.96	1.96	1.97
Expenses after expense reductions (f)	1.97	1.95	1.96	1.96	1.97
Net investment income (loss)	(0.23)	(0.19)	0.13	(0.08)	(0.25)
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$8,492	$6,773	$1,749	$2,101	$1,760

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.75	$18.40	$14.25	$11.20	$11.43
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.06	$0.10	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	2.28	4.14	3.04	(0.21)
Total from investment operations	$0.03	$2.34	$4.24	$3.09	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.09)	$(0.04)	$(0.05)
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.29)	$(0.99)	$(0.09)	$(0.04)	$(0.05)
Net asset value, end of period (x)	$18.49	$19.75	$18.40	$14.25	$11.20
Total return (%) (r)(s)(x)	(0.12)	13.07	29.93	27.63	(1.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.46	1.46	1.46	1.47
Expenses after expense reductions (f)	1.47	1.45	1.46	1.46	1.47
Net investment income	0.27	0.28	0.62	0.41	0.25
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$59,947	$38,353	$20,018	$15,355	$13,217

Class R3	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.10	$18.72	$14.51	$11.42	$11.64
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.14	$0.09	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	2.32	4.21	3.08	(0.21)
Total from investment operations	$0.08	$2.43	$4.35	$3.17	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.14)	$(0.08)	$(0.08)
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.33)	$(1.05)	$(0.14)	$(0.08)	$(0.08)
Net asset value, end of period (x)	$18.85	$20.10	$18.72	$14.51	$11.42
Total return (%) (r)(s)(x)	0.13	13.38	30.18	27.93	(1.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.22	1.24	1.21	1.23
Expenses after expense reductions (f)	1.22	1.22	1.23	1.21	1.23
Net investment income	0.52	0.56	0.79	0.68	0.50
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$198,248	$118,084	$24,496	$3,826	$2,141

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.23	$18.82	$14.57	$11.46	$11.68
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.15	$0.18	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	2.33	4.24	3.08	(0.22)
Total from investment operations	$0.14	$2.48	$4.42	$3.21	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.17)	$(0.10)	$(0.10)
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.36)	$(1.07)	$(0.17)	$(0.10)	$(0.10)
Net asset value, end of period (x)	$19.01	$20.23	$18.82	$14.57	$11.46
Total return (%) (r)(s)(x)	0.43	13.61	30.61	28.22	(1.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.97	0.99	0.96	0.97
Expenses after expense reductions (f)	0.98	0.97	0.98	0.96	0.97
Net investment income	0.78	0.76	0.99	0.93	0.75
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$325,087	$123,055	$21,747	$258	$173

Class R5	Years ended 9/30
	2015	2014	2013 (i)
Net asset value, beginning of period	$20.58	$19.12	$16.22
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	2.36	2.76	(g)
Total from investment operations	$0.18	$2.54	$2.90
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$—
From net realized gain on investments	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(1.38)	$(1.08)	$—
Net asset value, end of period (x)	$19.38	$20.58	$19.12
Total return (%) (r)(s)(x)	0.59	13.72	17.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.84	0.88	(a)
Expenses after expense reductions (f)	0.81	0.84	0.88	(a)
Net investment income	0.92	0.89	1.22	(a)
Portfolio turnover	36	34	35
Net assets at end of period (000 omitted)	$1,684,183	$1,391,433	$1,085,101

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.85	$18.48	$14.33	$11.26	$11.49
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.14	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	2.29	4.14	3.05	(0.21)
Total from investment operations	$0.08	$2.39	$4.28	$3.13	$(0.16)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$(0.13)	$(0.06)	$(0.07)
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.30)	$(1.02)	$(0.13)	$(0.06)	$(0.07)
Net asset value, end of period (x)	$18.63	$19.85	$18.48	$14.33	$11.26
Total return (%) (r)(s)(t)(x)	0.13	13.35	30.09	27.94	(1.47)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.30	1.31	1.31	1.32
Expenses after expense reductions (f)	1.25	1.23	1.24	1.26	1.31
Net investment income	0.48	0.50	0.84	0.62	0.41
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$4,628	$4,149	$3,047	$1,930	$1,234

Class 529B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.78	$17.58	$13.63	$10.74	$10.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.05)	$0.01	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	2.18	3.96	2.91	(0.20)
Total from investment operations	$(0.06)	$2.13	$3.97	$2.89	$(0.24)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)	$—	$—
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.22)	$(0.93)	$(0.02)	$—	$—
Net asset value, end of period (x)	$17.50	$18.78	$17.58	$13.63	$10.74
Total return (%) (r)(s)(t)(x)	(0.63)	12.47	29.18	26.91	(2.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.05	2.06	2.06	2.07
Expenses after expense reductions (f)	2.01	2.00	2.00	2.01	2.06
Net investment income (loss)	(0.28)	(0.27)	0.09	(0.15)	(0.35)
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$266	$305	$251	$184	$177

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.85	$17.64	$13.69	$10.79	$11.02
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.05)	$0.01	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	2.19	3.97	2.92	(0.19)
Total from investment operations	$(0.06)	$2.14	$3.98	$2.90	$(0.23)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$—	$—
From net realized gain on investments	(1.22)	(0.93)	—	—	—
Total distributions declared to shareholders	$(1.22)	$(0.93)	$(0.03)	$—	$—
Net asset value, end of period (x)	$17.57	$18.85	$17.64	$13.69	$10.79
Total return (%) (r)(s)(t)(x)	(0.63)	12.48	29.12	26.88	(2.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.05	2.07	2.06	2.07
Expenses after expense reductions (f)	2.01	2.00	2.01	2.01	2.06
Net investment income (loss)	(0.28)	(0.27)	0.08	(0.15)	(0.34)
Portfolio turnover	36	34	35	52	56
Net assets at end of period (000 omitted)	$1,663	$1,496	$1,215	$579	$546

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, February 1, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign

Notes to Financial Statements – continued

securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of September 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,441,797,726	$—	$—	$3,441,797,726
Mutual Funds	133,511,361	—	—	133,511,361
Total Investments	$3,575,309,087	$—	$—	$3,575,309,087

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $52,586,298 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $14,004,097. The fair value of the fund’s investment securities on loan and a related liability of $14,021,181 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three

Notes to Financial Statements – continued

year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/15	9/30/14
Ordinary income (including any short-term capital gains)	$53,811,791	$23,435,496
Long-term capital gains	129,024,828	66,495,739
Total distributions	$182,836,619	$89,931,235

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/15
Cost of investments	$3,436,728,319
Gross appreciation	408,510,548
Gross depreciation	(269,929,780)
Net unrealized appreciation (depreciation)	$138,580,768
Undistributed ordinary income	88,111,967
Undistributed long-term capital gain	86,937,481
Other temporary differences	(5,948)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

Notes to Financial Statements – continued

due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/15	Year ended 9/30/14	Year ended 9/30/15	Year ended 9/30/14
Class A	$2,718,894	$1,800,887	$35,326,271	$16,311,588
Class B	—	—	1,168,000	855,823
Class C	—	—	5,364,456	2,326,396
Class I	1,599,503	317,506	13,931,222	2,167,928
Class R1	—	11,697	462,100	230,583
Class R2	181,635	62,247	3,049,560	1,048,544
Class R3	812,048	189,413	8,712,172	1,499,446
Class R4	1,060,906	178,728	9,088,765	1,176,687
Class R5	11,210,430	8,624,036	87,760,754	52,877,246
Class 529A	17,136	15,664	255,785	157,189
Class 529B	—	—	19,456	13,448
Class 529C	—	—	97,526	66,179
Total	$17,600,552	$11,200,178	$165,236,067	$78,731,057

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion up to $5 billion and 0.60% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2017. For the year ended September 30, 2015, this management fee reduction amounted to $344,440, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2015, this management fee reduction amounted to $212,346, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $709,878 and $3,915 for the year ended September 30, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,718,852
Class B	0.75%	0.25%	1.00%	1.00%	200,431
Class C	0.75%	0.25%	1.00%	1.00%	974,209
Class R1	0.75%	0.25%	1.00%	1.00%	80,545
Class R2	0.25%	0.25%	0.50%	0.50%	264,450
Class R3	—	0.25%	0.25%	0.25%	431,275
Class 529A	—	0.25%	0.25%	0.23%	11,701
Class 529B	0.75%	0.25%	1.00%	1.00%	3,072
Class 529C	0.75%	0.25%	1.00%	1.00%	16,892
Total Distribution and Service Fees					$3,701,427

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2015, this rebate amounted to $5,721, $67, $104, $24, $863, $5, and $58 for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2015, were as follows:

Amount
Class A	$2,037
Class B	26,945
Class C	15,012
Class 529B	—
Class 529C	17

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2017, unless MFD elects to extend the waiver. For the year ended September 30, 2015, this waiver amounted to $3,338 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2015, were as follows:

	Fee	Waiver
Class 529A	$4,680	$2,340
Class 529B	307	154
Class 529C	1,689	844
Total Program Manager Fees and Waivers	$6,676	$3,338

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2015, the fee was $237,457, which equated to 0.0075% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,645,185.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended September 30, 2015, these costs for the fund amounted to $1,839,364 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended September 30, 2015, the aggregate fees paid by the fund under these agreements were $10,576 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $429, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended September 30, 2015, purchases and sales of investments, other than short-term obligations, aggregated $2,167,419,471 and $1,129,737,880, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	18,644,547	$379,851,380	15,542,846	$310,957,900
Class B	272,519	5,295,697	271,473	5,182,003
Class C	1,998,346	38,721,642	2,286,700	43,829,658
Class I	12,752,237	264,746,953	9,527,958	195,086,284
Class R1	262,576	5,014,303	366,354	6,858,892
Class R2	2,256,110	45,111,874	1,226,459	24,165,959
Class R3	6,406,378	130,673,526	5,071,430	102,538,215
Class R4	12,656,637	257,848,646	6,017,299	123,246,426
Class R5	20,188,466	418,782,931	10,333,696	212,828,723
Class 529A	60,500	1,212,019	57,921	1,141,751
Class 529B	3,492	65,373	4,866	91,418
Class 529C	22,523	429,283	25,199	471,607
	75,524,331	$1,547,753,627	50,732,201	$1,026,398,836

Shares issued to shareholders in reinvestment of distributions
Class A	1,458,522	$28,878,736	722,224	$13,512,814
Class B	58,903	1,117,399	44,982	811,018
Class C	244,301	4,622,175	119,372	2,147,500
Class I	705,759	14,270,439	122,000	2,327,760
Class R1	24,791	462,100	13,657	242,280
Class R2	142,527	2,765,015	57,653	1,060,239
Class R3	482,483	9,524,220	90,410	1,688,859
Class R4	431,870	8,576,942	72,211	1,355,415
Class R5	4,882,701	98,728,212	3,225,028	61,501,282
Class 529A	13,989	272,921	9,369	172,853
Class 529B	1,056	19,456	766	13,448
Class 529C	5,267	97,494	3,754	66,179
	8,452,169	$169,335,109	4,481,426	$84,899,647

Notes to Financial Statements – continued

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(7,457,764)	$(150,280,237)	(5,282,740)	$(107,150,802)
Class B	(241,948)	(4,695,052)	(259,224)	(4,953,834)
Class C	(802,086)	(15,443,503)	(520,192)	(9,970,615)
Class I	(4,646,564)	(95,164,905)	(1,328,029)	(27,340,328)
Class R1	(164,574)	(3,139,941)	(121,412)	(2,299,309)
Class R2	(1,099,199)	(21,915,448)	(430,268)	(8,441,272)
Class R3	(2,248,658)	(45,414,873)	(595,989)	(11,936,033)
Class R4	(2,067,267)	(42,130,775)	(1,163,543)	(23,613,808)
Class R5	(5,746,431)	(120,019,875)	(2,729,232)	(56,043,167)
Class 529A	(35,026)	(697,875)	(23,109)	(454,189)
Class 529B	(5,559)	(104,329)	(3,673)	(69,222)
Class 529C	(12,509)	(235,477)	(18,452)	(346,388)
	(24,527,585)	$(499,242,290)	(12,475,863)	$(252,618,967)

Net change
Class A	12,645,305	$258,449,879	10,982,330	$217,319,912
Class B	89,474	1,718,044	57,231	1,039,187
Class C	1,440,561	27,900,314	1,885,880	36,006,543
Class I	8,811,432	183,852,487	8,321,929	170,073,716
Class R1	122,793	2,336,462	258,599	4,801,863
Class R2	1,299,438	25,961,441	853,844	16,784,926
Class R3	4,640,203	94,782,873	4,565,851	92,291,041
Class R4	11,021,240	224,294,813	4,925,967	100,988,033
Class R5	19,324,736	397,491,268	10,829,492	218,286,838
Class 529A	39,463	787,065	44,181	860,415
Class 529B	(1,011)	(19,500)	1,959	35,644
Class 529C	15,281	291,300	10,501	191,398
	59,448,915	$1,217,846,446	42,737,764	$858,679,516

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 13%, 12%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2015, the fund’s commitment fee and interest expense were $10,608 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	50,505,866	1,141,451,686	(1,072,467,372)	119,490,180

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$81,583	$119,490,180

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value Fund

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund) (one of the series constituting MFS Series Trust XI), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Fund (one of the series constituting MFS Series Trust XI) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 13, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $153,670,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 48.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to a series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to the other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended September 30, 2015 and 2014, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	43,426	42,713

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Mid Cap Value Fund	28,046	27,591

For the fiscal years ended September 30, 2015 and 2014, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	7,806	7,676	1,087	1,030

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	968,289	1,412,837	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	982,182	1,424,881

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,493	5,393	568	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	825,954	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	1,083,015	90,393

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: November 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: November 13, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 13, 2015

*	Print name and title of each signing officer under his or her signature.